UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2004

MAGMA DESIGN AUTOMATION, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-33213	77-0454924
(Commission File Number)	(I.R.S. Employer Identification Number)

5460 Bayfront Plaza, Santa Clara, California	95054
(Address of principal executive offices)	(Zip Code)

(408) 565-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2.	Acquisition or Disposition of Assets

On April 29, 2004, Magma Design Automation, Inc. (“Magma”) consummated its acquisition of Mojave, Inc., a Delaware corporation (“Mojave”), a privately held developer of advanced technology for integrated circuit manufacturability and verification, pursuant to an Agreement and Plan of Reorganization dated as of February 23, 2004 by and among Magma, two wholly-owned subsidiaries of Magma, Motorcar Acquisition Corp. (“Car Merger Sub”) and Auto Acquisition Corp. (“Auto Merger Sub”), Mojave and Vivek Raghavan, as Representative (the “Reorganization Agreement”). Pursuant to the Reorganization Agreement, Car Merger Sub merged with and into Mojave and subsequently, Mojave merged with and into Auto Merger Sub with Auto Merger Sub continuing as the surviving corporation and wholly-owned subsidiary of Magma. Mojave stockholders received initial consideration of $25 million, half in shares of Magma’s common stock and half in cash. Provided certain technology milestones are achieved, Magma will also make periodic payments of contingent consideration, also half in shares of Magma’s common stock and half in cash, potentially totaling up to an additional $115 million, based on product orders over a period ending March 31, 2009. The purchase price was determined by negotiation between Magma and Mojave. The funds used to pay the consideration for this acquisition came from Magma’s cash reserves. In connection with this acquisition, certain individuals entered into non-competition agreements with Magma. The acquisition is being accounted for as a purchase business combination.

A copy of the Reorganization Agreement is attached as Exhibit 2.1, and a copy of the press release announcing the consummation of the acquisition of Mojave is attached as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements of the business acquired are not being filed with this report. Such financial statements, if required, shall be filed no later than July 13, 2004 with the Securities and Exchange Commission.

(b)	Pro Forma Financial Information

The pro forma financial information is not being filed with this report. Such pro forma financial information, if required, shall be filed no later than July 13, 2004 with the Securities and Exchange Commission.

(c)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of February 23, 2004, by and among Magma Design Automation, Inc., Motorcar Acquisition Corp., Auto Acquisition Corp., Mojave, Inc. and Vivek Raghavan, as Representative*

99.1	Press release dated April 29, 2004 announcing the consummation of the acquisition of Mojave, Inc.

*	Confidential treatment has been requested for portions of this exhibit, which portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to Exhibit 2.1 have been omitted, but will be furnished supplementally to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGMA DESIGN AUTOMATION, INC.

Dated: May 14, 2004	By	/s/ Gregory C. Walker

Gregory C. Walker
Senior Vice President- Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of February 23, 2004, by and among Magma Design Automation, Inc., Motorcar Acquisition Corp., Auto Acquisition Corp., Mojave, Inc. and Vivek Raghavan, as Representative*

99.1	Press release dated April 29, 2004 announcing the consummation of the acquisition of Mojave, Inc.

*	Confidential treatment has been requested for portions of this exhibit, which portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Pursuant to Item 601(b)(2) of Regulation S-K, certain exhibits and schedules to Exhibit 2.1 have been omitted, but will be furnished supplementally to the Commission upon request.